------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) October 20, 1997



                    BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)

           Delaware               333-26051          13-3836437
(State or Other Jurisdiction     (Commission         (I.R.S. Employer
     of Incorporation)            File Number)       Identification No.)


      245 Park Avenue               10167
      New York, New York            (Zip Code)
      Address of Principal
      Executive Offices)


       Registrant's telephone number, including area code (212) 272-4095
                                                          ----- --------
       -----------------------------------------------------------------

Item 5.   Other Events
-------   ------------


Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on AMBAC Indemnity Corporation, SEC No-Action Letter (December 19, 1996), Bear Stearns Asset Backed Securities, Inc. (the "Company") will incorporate by reference into the Company's registration statement (File No. 333-26051), the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995, and for the three year period ended December 31, 1996, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Securities and Exchange Commission on March 12, 1997) and the
consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 1997, and for the periods ended June 30, 1997 and June 30, 1996, included in the Quarterly Report on Form 10-Q of Ambac Financial Group for the period ended June 30, 1997 (which was filed with the Securities and Exchange Commission on August 14, 1997). Such financial statements will be referred to in the prospectus supplement dated October 17, 1997 relating to AmerUs Home Equity Loan Asset-Backed Certificates, Series 1997-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG Peat Marwick LLP to the use of its name in such prospectus supplement. The consent of KPMG Peat Marwick LLP is attached hereto as Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial
-------  -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         23                   Consent of KPMG Peat Marwick LLP

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BEAR STEARNS ASSET BACKED
                                SECURITIES, INC.

                              By:

                                 -----------------------------------
                                 Name:
                                 Title:

Dated: October 21, 1997

                                Exhibit Index
                                -------------
Exhibit                                                                  Page
------------------------------------------------------------------------------
23.  Consent of KPMG Peat Marwick LLP                                       6

                                  EXHIBIT 23

                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation

We consent to the incorporation by reference in the registration statement (No. 333-26051) Bear Stearns Asset Backed Securities, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant dated October 17, 1997 (the "Prospectus Supplement") of our report dated January 30, 1997 on the consolidated financial statements of Ambac Assurance Corporation (formerly AMBAC Indemnity Corporation) as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Ambac Financial Group, Inc., (formerly AMBAC Inc.) dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                   /s/ KPMG Peat Marwick LLP

New York, New York
October 21, 1997

                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599







                                        October 21, 1997


BY EDGAR
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  Bear Stearns Asset Backed Securities, Inc.
          AmerUs Home Equity Loan Trust 1997-1
          Home Equity Loan Asset-Backed Certificates
          ------------------------------------------



Ladies and Gentlemen:

     On behalf of Bear Stearns Asset Backed Securities, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, including, as an exhibit thereto, a consent of KPMG Peat Marwick LLP in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ Myongsu Kong

                                        Myongsu Kong


Enclosure